UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2017

PROPANC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54878	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer IdentificationNo.)

302, 6 Butler Street

Camberwell, VIC, 3124 Australia

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 61 03 9882 6723

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement

On September 30, 2017, Propanc Biopharma, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Delafield Investments Limited (the “Purchaser”) pursuant to which the Company and the Purchaser have agreed to revise certain terms of a 5% original issue discount senior secured convertible debenture dated October 28, 2015 in the principal amount of $4,400,000, the maturity date of which was extended by earlier letter agreement to September 30, 2017 (the Debenture”).

Pursuant to the Letter Agreement, the Company and the Purchaser have agreed to extend the maturity date of the Debenture to December 15, 2017. In addition, from the period beginning on September 30, 2017 through and including December 15, 2017, the Company shall pay interest to the Purchaser on the aggregate unconverted and then outstanding principal amount of the Debenture pursuant to its terms.

Further, the Purchaser expressly agreed to waive compliance by the Company with Section 8 of the Debenture, which required payment by the Company of the outstanding amounts of principal and interest due under the Debenture on September 30, 2017. This waiver is not deemed to constitute an agreement by the Purchaser to waive any other event of default under the Debenture that may exist as of the date the Letter Agreement was entered into.

Except as set forth in the Letter Agreement, all of the terms and conditions of the Debenture remain unchanged and in full force and effect.

The foregoing description of the Letter Agreement is qualified in its entirety by reference to the provisions of the Letter Agreement, included as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement dated September 30, 2017 between Propanc Biopharma, Inc. and Delafield Investments Limited

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2017

PROPANC BIOPHARMA, INC.

By:	/s/ James Nathanielsz
James Nathanielsz
President and Chief Executive Officer

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